EXHIBIT 25.1

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           |__|
___________________________
THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

(Jurisdiction of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
400 South Hope Street Suite 500 Los Angeles, California (Address of principal executive offices)	90071 (Zip code)

___________________________

Parker Drilling Company
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	73-0618660 (I.R.S. employer identification no.)

TABLE OF ADDITIONAL REGISTRANTS

Exact name of registrant as specified in its charter	State of other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
2M-Tek, Inc.	Louisiana	37-1531761
Anachoreta, Inc.	Nevada	88-0103667
ITS Rental and Sales, Inc.	Texas	20-1063049
Pardril, Inc.	Oklahoma	73-0774469
Parker Aviation Inc.	Oklahoma	73-1126372
Parker Drilling Arctic Operating, LLC	Delaware	26-2376834
Parker Drilling Company North America, Inc.	Nevada	73-1506381
Parker Drilling Company of Niger	Oklahoma	73-1394204
Parker Drilling Company of Oklahoma, Incorporated	Oklahoma	73-0798949
Parker Drilling Company of South America, Inc.	Oklahoma	73-0760657
Parker Drilling Management Services, Ltd.	Nevada	73-1567200
Parker Drilling Offshore Company, LLC	Nevada	76-0409092
Parker Drilling Offshore USA, L.L.C.	Oklahoma	72-1361469
Parker North America Operations, LLC	Nevada	73-1571180
Parker Technology, Inc.	Oklahoma	75-1246599
Parker Technology, L.L.C.	Louisiana	62-1681875
Parker Tools, LLC	Oklahoma	81-0588864
Quail Tools, L.P.	Oklahoma	72-1361471
Quail USA, LLC	Oklahoma	82-0578885

5 Greenway Plaza, Suite 100 Houston, Texas (Address of principal executive offices)	77046 (Zip code)
___________________________

Senior Debt Securities
and Guarantees of Senior Debt Securities
(Title of the indenture securities)
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1.    General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219
Federal Reserve Bank	San Francisco, CA 94105
Federal Deposit Insurance Corporation	Washington, DC 20429

(b)	Whether it is authorized to exercise corporate trust powers.
Yes.

2.	Affiliations with Obligor.
If the obligor is an affiliate of the trustee, describe each such affiliation.
None.

16.	List of Exhibits.
Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a‑29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1.
A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No.

333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No.

333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 27th day of June, 2017.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
By: /s/ Karen Yu
Name: Karen Yu
Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 400 South Hope Street, Suite 500, Los Angeles, CA 90071

At the close of business March 31, 2017, published in accordance with Federal regulatory authority instructions.

Dollar amounts
in thousands
ASSETS

Cash and balances due from
depository institutions:
Noninterest-bearing balances
and currency and coin.............................................................................................................................1,762
Interest-bearing balances......................................................................................................................347,466
Securities:
Held-to-maturity securities..............................................................................................................................0
Available-for-sale securities.................................................................................................................743,977
Federal funds sold and securities
purchased under agreements to resell:
Federal funds sold............................................................................................................................................0
Securities purchased under agreements to resell.............................................................................................0
Loans and lease financing receivables:
Loans and leases held for sale.........................................................................................................................0
Loans and leases,
held for investment………………………………....................................................................................…0
LESS: Allowance for loan and
lease losses……………………………………………….............................................................................0
Loans and leases held for investment,
net of allowance ………………………………………….............................................................................0
Trading assets...............................................................................................................................................................0
Premises and fixed assets (including
capitalized leases)...................................................................................................................................10,973
Other real estate owned................................................................................................................................................0
Investments in unconsolidated
subsidiaries and associated
companies …………………………………………………………………………............………………...0
Direct and indirect investments in real estate ventures ………………………………………………………...........0
Intangible assets:
Goodwill......................................................................................................................................................856,313
Other intangible assets...................................................................................................................................44,201
Other assets........................................................................................................................................................127,134
Total assets....................................................................................................................................................$2,131,826

LIABILITIES

Deposits:...................................................................................................................................................................607
Noninterest-bearing……………………………………………………………..607
Interest-bearing…………………………………………………………….……0
Not applicable
Federal funds purchased and securities
sold under agreements to repurchase:
Federal funds purchased...................................................................................................................................0
Securities sold under agreements to repurchase................................................................................................0
Trading liabilities..........................................................................................................................................................0
Other borrowed money:
(includes mortgage indebtedness
and obligations under capitalized
leases)..............................................................................................................................................................0
Not applicable
Not applicable
Subordinated notes and debentures................................................................................................................................0
Other liabilities...................................................................................................................................................295,903
Total liabilities....................................................................................................................................................296,510
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus ………………………………………………………………..............0
Common stock.......................................................................................................................................................1,000
Surplus (exclude all surplus related to preferred stock).....................................................................................1,122,932
Not available
Retained earnings...........................................................................................................................................712,677
Accumulated other comprehensive income..…………………………………………………….……............-1,293
Other equity capital components……………………………………………………………………………..............0
Not available
Total bank equity capital………………………………………………………………………….............1,835,316
Noncontrolling (minority) interests in consolidated subsidiaries …………………………………………............0
Total equity capital..........................................................................................................................................1,835,316
Total liabilities and equity capital.....................................................................................................................2,131,826

I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty )    CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President )
William D. Lindelof, Director )    Directors (Trustees)
Alphonse J. Briand, Director )